PriceSmart Announces August Sales;

And Fourth Quarter Earnings Release Dates;

Opening of New Warehouse Club also Announced

San Diego, CA (September 9, 2016) - PriceSmart, Inc. (NASDAQ: PSMT) today announced that for the month of August 2016 net sales decreased 1.5% to $229.1 million, from $232.7 million in August a year earlier. For the twelve months ended August 31, 2016, net sales increased 3.7% to $2,820.7 million from $2,721.1 million for the twelve months ended August 31, 2015. There were 38 warehouse clubs in operation at the end of August 2016 and 37 warehouse clubs in operation at the end of August 2015.

The Company reports comparable warehouse club sales on a “same week” basis with 13 weeks in each quarter beginning on a Monday and ending on a Sunday.  The periods are established at the beginning of the fiscal year to provide as close a match as possible to the calendar month that is used for financial reporting purposes.  This approach equalizes the number of weekend days and week days in each period for improved sales comparison, as the Company experiences higher warehouse club sales on the weekends.  Approximately every five years, the Company uses a 53-week year and a six-week “August” to account for the fact that 52 weeks is only 364 days.  Comparable warehouse sales reported below reflect this 53-week and six-week period reporting realignment.

For the six weeks ended September 4, 2016, comparable warehouse sales for the 36 warehouse clubs open at least 13 1/2 full months decreased 1.5% from the comparable 6 week period a year ago. For the fifty-three week period ended September 4, 2016, comparable warehouse sales decreased 0.8%, compared to the comparable fifty-three week period a year ago.

Comparable warehouse sales in the current 6 week period were not negatively impacted by the devaluation of the Colombian peso from the year ago period.  However, the fifty-three week period was impacted by the devaluation of the Colombian peso. Six warehouse clubs in Colombia are in the calculation for comparable warehouse sales. Excluding those warehouse clubs, the fifty-three week comparable warehouse sales for the other 30 warehouse clubs open at least 13 ½ full months increased 1.7%.

The Company also announced that on September 1, 2016, the Company successfully opened its new warehouse club in Chia, Colombia, bringing to 39 the total number of warehouse clubs in operation in the Company.  This warehouse club is the seventh PriceSmart warehouse club in Colombia.

PriceSmart plans to release fourth quarter fiscal year 2016 financial results on Thursday, October 27, 2016, after the market closes. PriceSmart management will host a conference call at 12:00 p.m. Eastern time (9:00a.m. Pacific time) on Friday, October 28, 2016, to discuss the financial results. Individuals interested in participating in the conference call may do so by dialing (866) 431-5320 toll free, or (719) 785-1748 for international callers and entering participant code 3727333. A digital replay will be available through November 30, 2016, following the conclusion of the call by dialing (888) 203-1112 for domestic callers, or (719) 457-0820 for international callers, and entering replay passcode 3727333.

About PriceSmart

PriceSmart, headquartered in San Diego, owns and operates U.S.-style membership shopping warehouse clubs in Latin America and the Caribbean, selling high quality merchandise at low prices to PriceSmart members. PriceSmart now operates 39 warehouse clubs in 12 countries and one U.S. territory (seven in Colombia; six in Costa Rica; five in Panama; four in Trinidad; three each in Guatemala, the Dominican Republic and Honduras; two each in El Salvador and Nicaragua; and one each in Aruba, Barbados, Jamaica and the United States Virgin Islands).

This press release may contain forward-looking statements concerning the Company's anticipated future revenues and earnings, adequacy of future cash flow, proposed warehouse club openings, the Company's performance relative to competitors, the outcome of tax proceedings and related matters. These forward-looking statements include, but are not limited to, statements containing the words expect, believe, will, may, should, project, estimate, anticipated, scheduled, and like expressions, and the negative thereof. These forward-looking statements include, but are not limited to, statements containing the words “expect,” “believe,” “will,” “may,” “should,” “project,” “estimate,” “anticipated,” “scheduled,” and like expressions, and the negative thereof. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including the following risks: our financial performance is dependent on international operations, which exposes us to various risks; any failure by us to manage our widely dispersed operations could adversely affect our business; we face significant competition; future sales growth depends on our ability to successfully open new warehouse clubs and grow sales in our existing locations; we might not identify in a timely manner or effectively respond to changes in consumer preferences for merchandise, which could adversely affect our relationship with members, demand for our products and market share; although we have begun to offer limited online shopping to our members, our sales could be adversely affected if one or more major international online retailers were to enter our markets or if other competitors were to offer a superior online experience; our profitability is vulnerable to cost increases; we face difficulties in the shipment of and inherent risks in the importation of, merchandise to our warehouse clubs; we are exposed to weather and other natural disaster risks; general economic conditions could adversely impact our business in various respects; we are subject to risks associated with possible changes in our relationships with third parties with which we do business, as well as the performance of such third parties; we rely extensively on computer systems to process transactions, summarize results and manage our business; failure to adequately maintain our systems and disruptions in our systems could harm our business and adversely affect our results of operations; we could be subject to additional tax liabilities; a few of our stockholders own approximately 26.0% of our voting stock as of May 31, 2016, which may make it difficult to complete some corporate transactions without their support and may impede a change in control; failure to attract and retain qualified employees, increases in wage and benefit costs, changes in laws and other labor issues could materially adversely affect our financial performance; we are subject to volatility in foreign currency exchange rates; we face the risk of exposure to product liability claims, a product recall and adverse publicity; any failure to maintain the security of the information relating to our company, members, employees and vendors that we hold, whether as a result of cybersecurity attacks on our information systems, failure of internal controls, employee negligence or malfeasance or otherwise, could damage our reputation with members, employees, vendors and others, could cause us to incur substantial additional costs and to become subject to litigation and could materially adversely affect our operating results; we are subject to payment related risks; changes in accounting standards and assumptions, estimates and judgments by management related to complex accounting matters could significantly affect our financial condition and results of operations; we face increased public company compliance risks and compliance risks related to our international operations; if remediation costs or hazardous substance contamination levels at certain properties for which we maintain financial responsibility exceed management's current expectations, our financial condition and results of operations could be adversely impacted. The risks described above as well as the other risks detailed in the Company's U.S. Securities and Exchange Commission (“SEC”) reports, including the Company's Annual Report on Form 10-K filed for the fiscal year ended August 31, 2015 filed on October 29, 2015 pursuant to the Securities Exchange Act of 1934. We assume no obligation and expressly disclaim any duty to update any forward-looking statement to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

For further information, please contact John M. Heffner, Principal Financial Officer and Principal Accounting Officer (858) 404-8826.